Exhibit 32.2
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                     CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                     -------------------------------------

         In connection with the filing of the Annual Report on Form 10-KSB for the Year Ended December 31, 2003 (the "Report) by American Medical Alert Corp. ("Registrant"), the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                                         /s/ Richard Rallo
                                                        ------------------------
                                                        Richard Rallo
                                                        Chief Financial Officer

         A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO AMERICAN MEDICAL ALERT CORP. AND WILL BE RETAINED BY AMERICAN MEDICAL ALERT CORP. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.